Offerings - Offering: 1	Aug. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,165,606.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 713.37
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 258,280 Shares (approximately 5.00% of the net assets of the Fund as of March 31, 2026) based on a net asset value per Class Y Share as of close of business on March 31, 2026 of $20.95.